SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement                  [ ]  Confidential, for  Use
                                                          of the Commission Only
                                                          (as permitted  by Rule
[X]     Definitive Proxy Statement 14a-6(e)(2))

[ ]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            FEDERAL TRUST CORPORATION
                            -------------------------
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ]     Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by Registration Statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid: ________________________________________________

(2)     Form, Schedule or Registration Statement No.: __________________________

(3)     Filing Party: __________________________________________________________

(4)     Date Filed:  ___________________________________________________________

                                 April 21, 2003

Dear Fellow Shareholders:

     It is my pleasure to invite you to attend Federal Trust Corporation's 2003 Annual Meeting of Shareholders. The Annual Meeting is being held just two miles north of our corporate headquarters, at the Springhill Suites, 201 North Towne Road, Sanford, Florida 32771, on May 23, 2003, at 10:00 a.m. Hopefully following the Annual Meeting you will have an opportunity to visit our headquarters and meet some of our terrific employees.

     The attached Notice of the Annual Meeting of Shareholders and Proxy Statement describe the formal business that will be transacted at the Annual Meeting, primarily the election of directors and the ratification of the selection of our independent auditors.

     At the Annual Meeting, we will discuss the results of 2002, as well as our plans for 2003. Directors and officers of Federal Trust Corporation, as well as a representative of the accounting firm, Hacker, Johnson & Smith, P.A., will be present to respond to your questions.

     YOUR VOTE IS IMPORTANT, so please sign and date the enclosed Proxy Card or voting instruction card promptly and return it in the enclosed postage-paid envelope. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

     On behalf of the Board of Directors and all of our employees, we look forward to seeing you at the Annual Meeting.

                                                           Sincerely,




                                                           James V. Suskiewich
                                                           Chairman of the Board

                           --------------------------

                            FEDERAL TRUST CORPORATION

                           --------------------------

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 23, 2003


     The 2003 Annual Meeting of Shareholders of Federal Trust Corporation will be held at Springhill Suites, 201 North Towne Road, Sanford, Florida 32771, on May 23, 2003, at 10:00 a.m. At the Annual Meeting, the following items will be presented and voted upon:

         I        The election of one Class I member of our Board of Directors;

         II The ratification of the appointment of Hacker, Johnson & Smith, P.A., as our independent auditors for 2003;

         III The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve the foregoing items; and

         IV The transaction of any other business that properly comes before the Annual Meeting, or any adjournment thereof.

     Our Board of Directors has fixed the close of business on March 31, 2003, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. You are encouraged to complete the enclosed Proxy Card or voting instruction form and return it in the postage prepaid, pre-addressed envelope which is enclosed. If you would like to vote in person, you will be permitted to revoke your proxy by attending the Annual Meeting and voting at that time.

                                             By Order of the Board of Directors,



                                             James V. Suskiewich
                                             Chairman of the Board
Sanford, Florida
April 21, 2003

                           --------------------------

                            FEDERAL TRUST CORPORATION

                           --------------------------

                                 PROXY STATEMENT
                       2003 ANNUAL MEETING OF SHAREHOLDERS

                               GENERAL INFORMATION

Date, Time and Place

        o          Friday, May 23, 2003

        o          10:00 a.m.

        o          The Springhill Suites
                   201 North Towne Road
                   Sanford, Florida 32771

Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to Federal Trust Corporation's ("Federal Trust") shareholders of record as of March 31, 2003. By this mailing, our Board of Directors is soliciting proxies for use at the Annual Meeting. Our 2002 Annual Report is enclosed with this Proxy Statement. These documents provide important information about our business, including audited financial statements, and are first being mailed to shareholders on or about April 21, 2003.

     It is important that your shares be represented by proxy or that you be present at the Annual Meeting. If you wish to vote by proxy, please complete the enclosed Proxy Card or voting instruction form and return it, signed and dated, in the enclosed postage-paid envelope. Even if you presently intend to attend the Annual Meeting, we would ask that you also submit a proxy or instruction form. This will ensure that your shares are voted if you later cannot attend the Annual Meeting. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. The Board recommends that you vote:

         "FOR" the election of one Class I director nominees;

         "FOR" the ratification of the appointment of Hacker, Johnson & Smith, P.A., as our independent auditors for 2003; and

         "FOR" the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve any proposals.

     If you do not indicate a preference, the proxy holders will vote in accordance with the Board's recommendations. Although the Board of Directors knows of no additional business that will be presented for consideration at the Annual meeting, execution of the enclosed Proxy Card confers discretionary authority on the proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, on any adjournment thereof.

                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

Voting Procedures

     Only holders of record of our common stock at the close of business on March 31, 2003, the shareholder record date, will be entitled to vote at the Annual Meeting. Record holders representing a majority of our outstanding common stock present in person or represented by proxies, constitutes a quorum. The number of shares of our common stock outstanding as of the record date was 6,591,338, held by approximately 1,182 shareholders. Each share of common stock entitles its owner to one vote upon each matter to come before the Annual Meeting.

     In accordance with Florida law and our Bylaws, the director will be elected at the Annual Meeting by a plurality of the votes cast. Any other matter on which shareholders vote at the Annual Meeting will be determined by the affirmative vote of a majority of the votes cast.

     A shareholder may abstain or withhold a vote with respect to any item submitted for shareholder approval. Abstentions and withheld votes will be counted as being present for purposes of determining the existence of a quorum, but will be counted as not voting in favor of any proposal brought before the Annual Meeting. Since the proposals to be considered at the Annual Meeting will be determined by the total votes cast, abstentions and withheld votes will not affect such matters.

     The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, signing and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

     If you own shares through a brokerage firm (e.g., shares held in "street name"), you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct how your shares are to be voted. As with a Proxy Card, you may vote your shares by completing, signing and returning the voting instruction form in the envelope provided. Many brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

     If your shares are held by a brokerage firm, under certain circumstances, the brokerage firm may vote your shares. Such entities have authority to vote their customers' shares on certain routine matters, including the election of directors. When a firm votes its customers' shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customers' shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. There are no non-routine matters being considered at this Annual Meeting.

Attendance and Voting at the Annual Meeting

     If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by Proxy Card. If you own common stock through a brokerage account, you may attend the Annual Meeting, but in order to vote your shares at the Annual Meeting, you must obtain

                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771
a "legal proxy" from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting, so we will be able to determine if a quorum is present. You may change or revoke your proxy at the Annual Meeting in the manner described below even if you have already voted.

Revocation of Proxy

     Any shareholder holding common stock of record may revoke a previously granted proxy at any time before it is voted, by delivering to us a written notice of revocation, or a duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and voting in person. Any shareholder holding common stock through a brokerage firm may change or revoke previously given voting instructions by contacting the brokerage firm, or by obtaining a legal proxy from the brokerage firm and voting in person at the Annual Meeting.

                                   PROPOSAL I
                              ELECTION OF DIRECTORS

     The Board of Directors is presently comprised of five members. Our Articles of Incorporation provide that directors are divided into three classes, which serve for staggered three-year terms. This year, one Class I is to be elected.

     To the best of our knowledge, the director nominee being proposed for election is not subject to any agreement between that person and any other person. The nominee has indicated that he is willing to stand for election and to serve as a director, if elected. Should the nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against the director nominee.

     Information relating to the business experience, age, and beneficial ownership of our common stock of the director nominee and the continuing directors is described below.

                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771



                                DIRECTOR NOMINEES

CLASS I DIRECTOR
TERM TO EXPIRE IN 2006

                                Kenneth W. Hill, age 70,  has been a director of    54,000 shares of common stock (1)
                                Federal  Trust  since 1997 and a director of the    27,250 options to purchase common stock
                                Bank since 1995. Mr. Hill was the Vice President    1.16% of the outstanding common stock
                                and  Trust Officer of  SunBank,  N.A.,  Orlando,
                                Florida from 1983 through 1995. Mr. Hill resides
                                in Orlando, Florida.

                              CONTINUING DIRECTORS

CLASS II DIRECTORS
TERMS EXPIRE IN 2004

                                George  W. Foster, age 74,  is  a retired banker    13,612 shares of common stock (1)
                                and has  been a director  of Federal Trust since    25,567 options to purchase common stock
                                1997 and a director of the Bank since 1990. From    Less than 1% of the outstanding common stock
                                1990 through 1993,  he served as  President  and
                                Chief Executive Officer of the  Bank. Mr. Foster
                                resides in Longwood, Florida.

                                A. George  Igler, age  51,  was  elected  to the    22,786 shares of common stock (1)(2)
                                Board in October, 2001.  Since 1992, he has been    12,144 options to purchase common stock
                                a   principal  in  the   law  firm  of  Igler  &    Less than 1% of the outstanding common stock
                                Dougherty, P.A.,  which  specializes in banking,
                                corporate   and   securities    law.   Igler   &
                                Dougherty,  P.A.,  has  served  as  the  Federal
                                Trust's corporate counsel since 1993.  Mr. Igler
                                resides in Tallahassee, Florida.

CLASS III DIRECTORS
TERMS EXPIRING IN 2005


                                Dr. Samuel C. Certo, age 56, has been a director    56,400 shares of common stock (1)
                                of  Federal Trust  since  1997 and a director of    27,350 options to purchase common stock
                                the Bank since 1996. He is the former Dean and a    1.19% of the outstanding common stock
                                Professor of Management in the  Crummer Graduate
                                School of Business at Rollins  College in Winter
                                Park.  Sine  1986,  Dr.  Certo  has  served as a
                                business consultant and has published  textbooks
                                in   the   areas  of  management  and  strategic
                                management.  Dr.  Certo  resides  in   Longwood,
                                Florida.

                                James V. Suskiewich, age 55, has been a director    902,049  shares of common stock(1)(3)
                                of Federal Trust  since  1994  and  is currently    130,587 options to purchase common stock
                                Chairman  of   the  Board.   He  has  served  as    15.36% of the outstanding common stock
                                President and Chief Executive Officer of Federal
                                Trust  since  July 1996.  Since January 1993, he
                                has been President, Chief Executive  Officer and
                                a director of the Bank.  Mr. Suskiewich  resides
                                in Lake Mary, Florida.

Directors and executive officers as a group (11 persons)                            1,203,351shares of common stock (1)(2)(3)(4)
                                                                                    424,825 options to purchase common stock
                                                                                    23.21% of the outstanding common stock(4)(5)

___________________

(1)     Includes shares for which the named person:
        o has sole voting and investment power;
        o has shared voting and investment power with a spouse, or
        o holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes.

(2)     Includes  5,478  shares  held  as trustee under  Igler & Dougherty, P.A.
        401(K) Profit Sharing Plan, with respect to which Mr. Igler shares voting and investment power.

(3) Includes 154,043 shares held as trustee under Federal Trust's ESOP with respect to which Mr. Suskiewich exercises sole voting and investment power, 112,533 shares held as Trustee under Federal Trust's 401(k) with respect to which Mr. Suskiewich shares voting and investment power, and 506,538 shares held as Voting Trustee.

(4)     Includes stock and options owned by:
                                                                                        Number of Shares     Shares Covered
        Name                    Position with the Bank                                                         by Options

        Jennifer B. Brodnax     Vice President/Operations                                   37,972(6)            16,355
        Stephen C. Green        Executive Vice President and Chief Operating Officer         4,400               70,920
        Dennis J. Harward       Director                                                    38,000               10,750
        Thomas J. Punzak        Treasurer                                                   13,607               15,427
        Daniel C. Roberts       Senior Vice President and Chief Credit Officer              19,258               16,209
        Aubrey H. Wright, Jr.   Director, Senior Vice President and Chief Financial         51,367               72,266
                                Officer of the Bank and Chief Financial Officer of
                                Federal Trust

(5) Percentage based on 7,016,163 shares, of which 6,591,338 shares were outstanding as of the record date and 424,825 shares covered under stock options.

(6) Includes 10,100 shares in Federal Trust's Stock Bonus Plan, over which Ms. Brodnax has sole voting and investment power.


                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

--------------------------------------------------------------------------------

         The Board of Directors Recommends that Shareholders Vote "FOR" the Election of the Class I Director Nominee.

--------------------------------------------------------------------------------

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     The Board of Directors of Federal Trust conducts its business through meetings of the full Board. During 2002, the Board of Directors held six meetings. All of Federal Trust's directors attended at least 75% of the total meetings of the Board of Directors and, if they were a member, of the Audit Committee.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     In 2002, Federal Trust's Board had only one standing committee, the Audit Committee. This Committee reviews our auditing, accounting, financial reporting and internal control functions pursuant to a Charter adopted by the Board of Directors on July 28, 2000. The Audit Committee recommends to the Board our independent auditors and reviews their services. The Audit Committee is comprised of only non-employee directors, who are all considered independent under the National Association of Securities Dealers' rules.

     As part of its duties, the Audit Committee reviewed and discussed with our management and independent auditors:

o our audited financial statements for the fiscal year ended December 31, 2002;

o those matters required to be discussed by Statement on Auditing Standards 61; and

o the written disclosures and letter from the independent auditors regarding its independence as required by Independence Standards Board Standard No. 1.

     Based upon these reviews and discussions, the Audit Committee recommended that the Company's audited financial statements be included in our Form 10-KSB

                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771
for the fiscal year ended December 31, 2002. Members of the Audit Committee are Dr. Samuel C. Certo, George W. Foster and Kenneth W. Hill (Chairman).

                              DIRECTOR COMPENSATION

     In 2002, we paid each Federal Trust director a $1,250 per quarter retainer. Directors do not receive per meeting or committee fees. We also paid each Bank director a $1,250 per quarter retainer, and, for each such meeting they attended, $500 per Board meeting and $250 per committee meeting.

     Our 1998 Directors' Stock Option Plan ("Directors' Plan") was approved by shareholders at the 1998 Annual Meeting. Additional shares were reserved for issuance at the 2002 Annual Meeting. The Directors' Plan authorizes the granting of only compensatory options. Under the terms of the Directors Plan, 140,000 shares of common stock have been reserved for issuance upon the exercise of options.

     Under the terms of the Directors' Plan, the per share exercise price of any option must be equal to the fair market value of a share of common stock as of the date of grant. For the purposes of Directors' Plan, the fair market value of a share of common stock is the closing sales price of a share of common stock on the date the option granted (or, if such day is not a trading day, on the last trading day before the grant), as reported by the markets or exchanges where our shares are traded. If no such closing prices are reported, the fair market value is the average of the closing high bid and low ask prices of a share of common stock, or if no such quotations are available, the price furnished by a professional securities dealer making a market in our shares, as selected by our Board. An option may be exercised any time after six months form the date of grant up until ten years after the date of grant. Unless terminated, the Directors' Plan shall remain in effect until the tenth anniversary of its effective date.

     The following table reflects the amount of options which have been granted to non-employee directors.


                                                                         Number of Shares
                                                                            Subject to             Exercise
     Name                               Title                             Options Granted           Price
     ----                               -----                             ---------------           -----


Dr. Samuel C. Certo            Federal Trust and Bank Director                 27,350               $4.00
George W. Foster               Federal Trust and Bank Director                 25,567                4.00
Dennis J. Harward              Bank Director                                   10,750                4.00
Kenneth W. Hill                Federal Trust and Bank Director                 27,250                4.00
A. George Igler                Federal Trust Director                          12,144                4.00
                                                                               ------


All directors as a group                                                     103,061
                                                                             =======


                             EXECUTIVE COMPENSATION
General

     Compensation for our executive officers is determined by the respective Boards of Directors, excluding any director who is also an executive officer.

                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

Current directors who are not executive officers are: Dr. Samuel C. Certo, George W. Foster, Dennis J. Harward (Bank director only), Kenneth W. Hill, and
A. George Igler (Federal Trust director only). Initially, the Bank's Chief Executive Officer and President, James V. Suskiewich, determines the salary range recommendations for all employees, including the other executives. The CEO and President then presents his recommendations to the respective Boards of Directors, which review and analyze the information. The Boards then determine the compensation of their executive officers, including the compensation of the CEO and President.

Executive Compensation Policies and Program

     Our executive compensation program is designed to:

      o           attract and retain qualified management;
      o           meet short-term financial goals; and
      o           enhance long-term shareholder value.

     We strive to pay each executive officer the base salary that would be paid on the open market for a fully qualified officer of that position. The respective Boards of Directors determine the level of base salary and any incentive bonus plan for our executive officers, based upon industry standards, determined from annual surveys published by the Florida Bankers' Association and private companies specializing in executive compensation analysis for financial institutions. Such surveys provide compensation information based on institution size and geographic location and serve as a benchmark for determining executive salaries. Changes to individual base salaries and discretionary bonus awards are based upon an evaluation of the officer's responsibilities and individual performance standards, along with our overall performance for the year. Each officer is given the opportunity to earn an annual bonus, generally in the range of 10-40% of his or her base salary. In fiscal year 2002, bonuses were paid to executive officers for: (i) our overall performance; (ii) the progress made in implementing our corporate strategy; and (iii) our achieving our twentieth through twenty-third consecutive profitable quarters.


Compensation of the Chief Executive Officer

     Federal Trust's CEO and President, James V. Suskiewich, does not receive compensation, but is compensated in his position as CEO and President of the Bank. Federal Trust reimburses the Bank for the time that Mr. Suskiewich spends on holding company matters.

Insider Participation in Compensation Decisions

     James V. Suskiewich, Federal Trust's and the Bank's CEO and President, along with Aubrey H. Wright, Jr., Chief Financial Officer of Federal Trust and Senior Vice President and CFO of the Bank, are both members of the Board of Directors of the Bank. Mr. Suskiewich is also the Chairman of the Board of Federal Trust. Mr. Suskiewich and Mr. Wright participated in deliberations of the respective Boards regarding executive compensation. Neither, however, participated in any deliberations regarding their individual compensation.


                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

Summary Compensation Table

     The following Summary Compensation Table shows compensation information regarding executive officers James V. Suskiewich, Aubrey H. Wright, Jr., Stephen
C. Green and Daniel C. Roberts. In 2002, no other executive officer received compensation in excess of $100,000, which is the level required to be reported in this table by Securities and Exchange Commission regulations.

                                            Annual Compensation (1)             Long-Term Compensation
                                            -----------------------             ----------------------

      Name and                                                                      Other Annual     Restricted Stock
Principal Position(1)                Year     Salary    Bonus   Directors' Fees    Compensation(2)       Awards(3)     Options(4)
---------------------                ----     ------    -----   ---------------    ---------------       ---------     ----------
James V. Suskiewich                  2002   $165,000  $100,800    $ 22,000           $ 74,625            $ 30,457        10,587
CEO and President of                 2001    156,000    81,000      17,000             61,457              37,627             -
   Federal Trust                     2000    156,000    41,000      17,000             47,936              24,221             -
CEO and President of the Bank

Aubrey H. Wright, Jr                 2002    102,000    33,500      11,000             45,633              25,510         2,266
CFO of Federal Trust                 2001     98,000    27,700      10,000             37,122              27,350             -
Senior Vice President and            2000     98,000    14,029      10,000             29,091              11,351             -
   CFO of the Bank

Stephen C. Green                     2002    110,000    25,000           -             16,157                   -           920
Executive Vice President             2001    105,000     1,000           -             12,073                   -        70,000
and Chief Operating Officer          2000     19,173     1,000           -                739                   -             -
    of the Bank

Daniel C. Roberts                    2002     94,000    12,000           -              5,494                   -         1,209
Chief Credit Officer of              2001     72,000         -           -              3,948                   -        15,000
    the Bank

                        (Footnotes to follow this page)


_____________________

(1) Includes all compensation in the year earned whether received or deferred at the election of the executive.

(2)      Includes the estimated value of:

         James V. Suskiewich                                    2002         2001        2000
         -------------------                                    ----         ----        ----
         Health & life insurance premiums                     $10,666      $ 4,371    $   3,637
         Social/country club dues                               4,835        4,957        4,995
         Vested 401(k) plan contributions                       6,092        5,240        5,000
         Supplemental retirement plan                         48,014        42,337       37,404
         Use of company automobile                              4,987        4,542        4,900
                                                              -------      -------    ---------

                          Total:                              $74,625      $61,447     $ 55,936
                                                              =======      =======     ========

         Aubrey H. Wright, Jr.                                  2002         2001        2000
         ---------------------                                  ----         ----        ----
         Health & life insurance premiums                     $ 9,009     $  4,756    $   4,241
         Social/country club dues                                 282          282            -
         Vested 401(k) plan contributions                       4,402        3,952        3,180
         Supplemental retirement plan                          31,939       28,132       24,850
                                                              -------      -------    ---------

                               Total:                         $45,633      $37,122    $  32,271
                                                              =======      =======    =========

         Stephen C. Green                                       2002         2001        2000
         ----------------                                       ----         ----        ----
         Health & life insurance premiums                     $12,562      $ 6,849    $     739
         Social/country club dues                               3,595        5,224            -
                                                              -------      -------    ---------

                          Total:                              $16,157      $12,073    $     739
                                                              =======      =======    =========


         Daniel C. Roberts                                      2002         2001
         -----------------                                      ----         ----
         Health & life insurance premiums                     $ 5,494      $ 3,948
                                                              -------      -------

                          Total:                              $ 5,494      $ 3,948
                                                              =======      =======

(3)      Includes  value of fully vested  participation  in our  Employee  Stock
         Ownership  Plan,   which  is  described   elsewhere  in  the  Executive
         Compensation section of this Proxy Statement.

(4) Options granted under our 1998 Key Employee Stock Compensation Program, which is described elsewhere in the Executive Compensation section of this Proxy Statement.


                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

 Employment Contracts

     Federal Trust and the Bank have entered into joint employment agreements with two of our executive officers, James V. Suskiewich, CEO and President and Aubrey H. Wright, Jr., CFO of Federal Trust and Senior Vice President and CFO of the Bank. The Bank has also entered into employment agreements with Stephen C. Green, Chief Operating Officer and Executive Vice President and Daniel C. Roberts, Chief Credit Officer and Senior Vice President. With the exception of the President and CEO, it is the Board's intent that the term of each executive officer's employment agreement be limited to two years or less. The following is a summary of the four employment agreements.

     James V. Suskiewich's employment agreement was significantly amended and re-executed on December 18, 1998. Pursuant to its terms, Mr. Suskiewich is to receive a base salary, plus reimbursement of reasonable business expenses. In addition, for any quarter in which the Bank's after-tax earnings are at least 0.50% of its average quarterly assets on an annualized basis, Mr. Suskiewich is to receive a bonus equal to 3% of the Bank's quarterly net, pre-tax income. Mr. Suskiewich is also entitled to discretionary performance bonuses to be paid annually for the duration of the agreement. For the year ended December 31, 2002, Mr. Suskiewich received bonuses of $100,800.

     The original term of Mr. Suskiewich's employment agreement was three years. Each day during the term of the agreement, the agreement automatically renews for one additional day. Therefore, at all times, Mr. Suskiewich's agreement has a three-year term. The respective Boards of Directors review the agreement annually to determine whether the agreement should continue to be extended. Any party to the agreement may cease the automatic renewals by notifying the other parties of its intent to not renew. In addition, any party may terminate the agreement by delivering to the other parties a notice of termination. The date of termination is either 60 or 90 days after delivery of the notice (depending on the reason for termination).

     Mr. Suskiewich's employment agreement provides for termination by the Company for reasons other than for "cause" and by Mr. Suskiewich for "good reason," as those terms are defined in the agreement. In the event the employment agreement is terminated by the Company for reasons other than for "cause" or by Mr. Suskiewich for "good reason," he shall be entitled to a severance payment. The severance payment would be paid in a lump sum equal to the total annual compensation due for the remainder of the term of the employment agreement, the performance bonus due for the quarter of termination, an annualized portion of any long term incentives to later come due, and the amount of annual club dues for the year of termination, all multiplied by the number of years remaining on the term of his employment agreement.

     In the event of a change in control of Federal Trust or the Bank, Mr. Suskiewich will be entitled to a special incentive bonus equal to three times his annual compensation multiplied by the price-to-book-value ratio at which Federal Trust or the Bank is acquired. The employment agreement also includes a "gross up" payment clause, should the severance payments received be subject to federal excise taxes. Under this provision, Federal Trust or the Bank would increase Mr. Suskiewich's severance payment so that the net proceeds from such payments would equal the amount of severance payments due under the terms of the employment agreement.

     The employment agreement also permits Mr. Suskiewich to terminate his employment voluntarily. In the event of voluntary termination, except as previously described, all rights and benefits under the contract shall immediately terminate upon the effective date of such termination.


                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

     Aubrey H. Wright, Jr.'s employment agreement became effective on September 1, 1995, and will expire on December 31, 2004. By December 1, 2003 and on each subsequent anniversary, Federal Trust and the Bank are to review Mr. Wright's performance to determine whether the term of the agreement should be extended for an additional year. Under the employment agreement, Mr. Wright is entitled to receive a base salary, plus reimbursement of reasonable business expenses. In addition, for any quarter in which the Bank is "well capitalized" under federal banking regulations and its quarterly after-tax earnings are at least 0.50% of its average quarterly net, pre-tax income. Mr. Wright is to receive a bonus equal to 1% of the Bank's quarterly net income. He is also entitled to discretionary performance bonuses payable annually for the duration of the employment agreement. For the year ended December 31, 2002, Mr. Wright received bonuses of $33,500.

     In the event Mr. Wright's employment is terminated for reasons other than for "just cause" or he terminates his employment for "good reason," as those terms are defined in his employment agreement, he shall receive as a severance payment, the total annual compensation due for the remainder of the term of his employment agreement plus any incentive bonus to which he would then be entitled. In the event of a change in control of Federal Trust or the Bank, Mr. Wright will be entitled to a special incentive bonus equal to two times his current annual compensation, multiplied by the price-to-book-value ratio at which Federal Trust or the Bank is acquired. However, if he accepts employment with the acquiror, he shall instead receive a bonus of 50% of his then current salary, multiplied by the same ratio.

     The employment agreement permits Mr. Wright to terminate his employment voluntarily. In the event of voluntary termination, except as previously described, all rights and benefits under the contract shall immediately terminate upon the effective date of such termination.

     Stephen C. Green's employment agreement became effective on November 1, 2000, and will expire on December 31, 2004. By December 1, 2003, and each succeeding anniversary until Mr. Green's 65th birthday, Federal Trust and the Bank are to review Mr. Green's performance to determine whether the term of the employment agreement should be extended for an additional year. Under the terms of the employment agreement, Mr. Green is entitled to receive a base salary, plus reimbursement of reasonable business expenses. He is also entitled to performance bonuses payable annually at the discretion of the Bank's CEO and President and to participate in any bonus and incentive programs adopted by the Bank. For the year ended December 31, 2002, Mr. Green received a $25,000 bonus.

     Mr. Green's employment agreement provides for termination by the Bank for reasons other than for "cause," as well as by Mr. Green for "good reason," as those terms are defined in the employment agreement. In the event his employment agreement is terminated by the Bank for reasons other than for "cause" or by Mr. Green for "good reason," he would be entitled to severance payments equal to his base salary for the remaining term of the agreement. In the event of termination due to a change in control, he will be entitled to a sum equal to two times his annual base salary. In either instance, Mr. Green will receive these sums in semi-monthly installments. In addition, the Bank is also to permit Mr. Green's continued participation in any applicable benefit plans for the shorter of: (i) the remaining term of the agreement; (ii) one year; or (iii) the period of time ending on the date Mr. Green is eligible to participate in a comparable plan with another employer.

     In addition, the employment agreement permits Mr. Green to terminate his employment voluntarily. In the event of voluntary termination, except as previously described, all rights and benefits under the contract shall immediately terminate upon the effective date of such termination.

     Daniel C. Roberts, Jr.'s employment agreement became effective on March 1, 2001, and, except for the base salary, is identical to Mr. Green's employment agreement in all material respects. Mr. Roberts received a $12,000 bonus in 2002.



                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

Employee Stock Ownership Plan

     All of our full-time salaried employees are participants in the Employee Stock Ownership Plan ("ESOP"). Executive officers are eligible to participate in the ESOP, but directors are not eligible unless they are also full-time salaried employees. A participant's interest in the ESOP becomes vested upon the participant's fifth anniversary of employment. As of December 31, 2002, 24 employees (including nine former employees) had vested interests in the ESOP.

     ESOP contributions are determined annually by the respective Boards of Directors, taking into consideration prevailing financial conditions, our fiscal requirements and other factors deemed relevant by the Boards. In general, contributions of up to 15% of total compensation paid to employees during the year can be made to the ESOP. The contribution made on behalf of each participant equals the proportion that each participant's compensation for the year bears to the total compensation of all participants for the year. In 2002 and 2001, cash contributions of $238,500 and $100,000, respectively, were made to the ESOP. The ESOP currently holds 154,043 shares of Federal Trust common stock, or 2.34% of the outstanding shares.

1998 Key Employee Stock Compensation Program

     The 1998 Key Employee Stock Compensation Program ("Employee Program") was approved by our shareholders at the 1998 Annual Meeting. Additional shares were reserved for issuance at our 2002 Annual Meeting. The Employee Program is for the benefit of our officers and other key employees and is comprised of four parts: an Incentive Stock Option Plan, a Compensatory Stock Option Plan, a Stock Appreciation Rights Plan and a Performance Plan.

     The Employee Program provides for the issuance of options to purchase our common stock. Stock appreciation rights, which enable the recipient to elect payment wholly or partially in cash, based upon increases in the market value of the stock since the date of the grant, may also be awarded under the Employee Program, as may outright awards of Federal Trust common stock.



                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

     A committee consisting of not less than three directors of Federal Trust (none of whom may be an employee of Federal Trust or the Bank) has been given authority to administer the Employee Program and to grant options, stock appreciation rights and share awards. The current Program Administrators are:
George W. Foster, Kenneth W. Hill and Dr. Samuel C. Certo. The Program Administrators may make grants under the Employee Program at their discretion to any full-time employee, including those who are directors and officers. Directors who are not full-time salaried employees are not eligible to participate in the Employee Program.

     Options granted under the Employee Program are exercisable in one or more installments and may be exercisable on a cumulative basis. Options are exercisable for a term no longer than ten years. Options are not transferable and will terminate within a period of time following termination of employment. In the event of a change in control or a threatened change in control, all options granted before such event shall become immediately exercisable; provided, however, that no options shall be exercisable for a period of six months from the date of grant. The term "control" generally means the acquisition of 10% or more of the voting securities of Federal Trust by any person or group. This provision may have the effect of deterring hostile changes in control by increasing the costs of acquiring control.

     Options granted under the Employee Program may be "incentive stock options" within the meaning of the Internal Revenue Code of 1986, as amended, which are designed to result in beneficial tax treatment to the employee, but no tax deduction for Federal Trust. Options may also be "compensatory stock options" which do not give the employee certain benefits of an incentive stock option, but entitle us to a tax deduction when the options are exercised. The exercise price of incentive stock options may not be less than the fair market value of common stock on the date the option is granted. Compensatory stock options may be exercisable at a price equal to or less than the fair market value of a share of common stock at the time of the grant of the option. At December 31, 2002, no compensatory stock options had been granted.

     No consideration is received by Federal Trust in return for the grant of options, although consideration would be received upon exercise of the options. For financial reporting purposes, there is no charge to the income of Federal Trust in connection with the grant or exercise of an option.

     The grant of stock appreciation rights would require charges to the income of Federal Trust based on the estimated costs which would be incurred upon their exercise. In the event of a decline in the market price of our common stock subsequent to such a charge against earnings, a reversal of prior charges is typically made in the amount of such decline. Share awards also require a charge to income equal to the amount of the award at the time it becomes likely that the shares will be awarded, with subsequent increases or decreases based on market price fluctuations prior to the actual awarding of the shares. No stock appreciation rights or share awards have been granted or are presently intended to be granted under the Employee Program.

     The terms of the Employee Program may be amended by the Program Administrators except that no amendment may increase the maximum number of shares included in the Employee Program, change the exercise price of incentive stock options, increase the maximum term established for any option, stock appreciation right or share award, or permit any grant to a person who is not a full-time employee of the Company.


                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

     Under the terms of the Employee Program, 475,000 shares of common stock have been reserved for issuance upon the exercise of options. As of March 31, 2003, incentive stock options to purchase 322,444 shares of common stock had been granted to our officers and key employees. The following table reflects the amount of options which have been granted to our employees.


                                                                Number of Shares
                                                                   Subject to       Exercise
        Name                      Title                         Options Granted      Price
        ----                      -----                         ---------------      -----

 James V. Suskiewich          President/CEO                        130,587          $ 4.00
 Aubrey H. Wright, Jr.        Senior Vice President/CFO             72,266            4.00
 Stephen C. Green             Executive Vice President/COO          70,920            4.00
 Daniel C. Roberts, Jr.       Senior Vice President/CCO             16,209            4.00
 Jennifer B. Brodnax          Vice President/Operations             16,355            4.00
 Thomas J. Punzak             Treasurer                             15,427            4.00
 All other employees
                                                                       680            4.00
                                                                       ---

 All employees as a group                                          322,444
                                                                   =======

     The following table shows information regarding options granted in 2002 to our three executive officers listed in the above Summary Compensation Table.


                                  Number of           % of Total Options
                                  Securities              Granted to
                              Underlying Options          Employees            Exercise       Expiration
  Name                          Granted in 2002            in  2002             Price            Date
  ----                          ---------------            --  ----             -----            ----

  James V. Suskiewich               10,587                  60.69%              $4.00          9/30/12
  Aubrey H. Wright, Jr.              2,266                  12.99                4.00          9/30/12
  Stephen C. Green                     920                   5.27                4.00          9/30/12
  Daniel L. Roberts                  1,204                   6.90                4.00          9/30/12

Key Employee Stock Bonus Plan

     In April 2002, we adopted the Key Employee Stock Bonus Plan ("Bonus Plan"). Under the Bonus Plan, a trust has been formed to purchase shares up to 2% of the outstanding shares of our common stock on the open market. The Compensation Committee of our Board of Directors has the right to award such shares of stock to our non-executive officer employees. Any such award may contain conditions which must be met, or a vesting schedule which must be followed, prior to the shares being earned by and distributed pursuant to an employee's award. The termination of employment of any award recipient for reasons other than normal retirement, death, or disability shall constitute revocation of the recipient's unearned award. If the termination of a recipient's employment is caused by retirement, death, or disability, all unearned award shall be deemed fully earned, unless it is later discovered that the employee engaged in misconduct which warranted revocation of the award. As of the record date, there were 10,100 shares held by the Bonus Plan, and awards of 2,950 shares had been made.


                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

                TRANSACTIONS WITH MANAGEMENT OR OTHER AFFILIATES

Indebtedness of Management

     In 1999, the Boards of Directors of Federal Trust and the Bank amended their loan policies to allow limited types of loans to be made to directors, officers and employees. Loans made by the Bank are also subject to the provisions of Section 22(h) of the Federal Reserve Act, which request any credit extended by the Bank to our directors, executive officers and principal shareholders, or any of their affiliates must:

o be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the Bank with non-affiliated parties; and
o not involve more than the normal risk of repayment or present other unfavorable features.

     In February 2000, Federal Trust loaned five of our directors and officers funds to purchase Federal Trust common stock in the open market. The aggregate amount loaned was $222,477. The largest single loan was $50,440. All five loans are at 8% interest and require only interest payments for three years, at which time the principal will come due. Each of these loans is secured by the Federal Trust common stock purchased with the loan's proceeds. As of December 31, 2002, these loans represented approximately $143,592, or less than one-tenth of one percent of our total loan portfolio and are all current and performing according to their terms.

Other Transactions with Related Persons

     When a transaction involves the Company and an officer, director, principal shareholder or affiliate, it is our policy that the transaction must be on terms no less favorable to us than could be obtained from an unaffiliated party. All such transactions must be approved in advance by a majority of Federal Trust's or the Bank's independent and disinterested directors. During 2002, we did not have any transactions with related persons other than the loans described above.

                                   PROPOSAL II
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003

     The independent auditors for Federal Trust for the fiscal-year ended December 31, 2002, were Hacker, Johnson & Smith, P.A.. The Board of Directors presently intends to renew our arrangements with Hacker, Johnson & Smith, P.A. to be our auditors for the fiscal year ending December 31, 2003, subject to shareholder approval. A representative of the firm is expected to be present at the Annual Meeting. He or she will be given an opportunity to make a statement and will be available to answer appropriate shareholder questions.

     During 2002, Hacker, Johnson & Smith, P.A. billed us $59,500 for audit services and financial statement reviews and $6,000 for tax preparation services. The Audit Committee does not believe that our payment for tax services impairs Hacker, Johnson & Smith, P.A's independence in conducting its audits.

     In order to be adopted, this proposal must be approved by the holders of a majority of the outstanding shares of our common stock voting at the Annual Meeting. If the shareholders do not vote in favor of the appointment of Hacker, Johnson & Smith, P.A., the Board of Directors will consider the selection of other auditors.

--------------------------------------------------------------------------------

         The Board of Directors Recommends that Shareholders Vote "FOR" the Ratification of the Appointment of Hacker, Johnson & Smith, P.A., as the
       Independent Auditors for the Fiscal Year Ending December 31, 2003.

--------------------------------------------------------------------------------


                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

                                  PROPOSAL III
                          ADJOURNMENT OF ANNUAL MEETING

     The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes at the Annual Meeting to approve any of Proposals I or II. In order to permit proxies that have been timely received to be voted for an adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.


--------------------------------------------------------------------------------

         The Board of Directors Recommends that Shareholders Vote "FOR" the Approval of the Adjournment of the Annual Meeting.

--------------------------------------------------------------------------------


                              SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in our proxy materials for our 2004 Annual Meeting, a shareholder's proposal to take action at such meeting must be received at our main office at 312 West First Street, Suite 400, Sanford, Florida 32771, on or before December 22, 2003. Proposals must comply with the Securities and Exchange Commission's proxy rules as provided in 17 C.F.R.
Section 240.14a-8 in order to be included in our proxy materials.

                      COMPLIANCE WITH SECTION 16(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and any person who beneficially owns more than 10% of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2002, all of our directors and executive officers who own our stock filed Form 3s, Form 4s or Form 5s with the Securities and Exchange Commission. The information on these filings reflects the current ownership position of all such individuals. Based solely on the review of copies of the filings we have received or written representations from such reporting persons, it is our belief that during 2002, all such filings applicable to our officers, directors or 10% shareholders were made timely.

                                  SOLICITATION

     The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Federal Trust. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses. Because of the number of our shares that are held in street name, this year, as in past years, we have retained Regan & Associates, Inc., to aid in the solicitation of shareholders, brokers, banks and other institutional investors for an estimated fee of $2,500.

                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

                        AVAILABILITY OF OTHER INFORMATION

     Accompanying this Proxy Statement is our 2002 Annual Report, which includes our audited financial statements. Additional copies of the Annual Report are available to shareholders at no charge. Any shareholder who would like an additional copy may contact Marcia Zdanys, Corporate Secretary, Federal Trust Corporation, 312 West First Street, Sanford, Florida 32771, telephone number
(407) 323-1833.

     We currently file periodic reports (including Form 10-KSBs and Form 10-QSBs) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR and can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549. The
Securities and Exchange Commission maintains a website that contains registration statements, reports, proxy and information statements and other information regarding registrants that file electronically with the Securities and Exchange Commission. Information filed by Federal Trust is also available for review on this website at www.sec.gov.

Federal Trust Corporation
April 21, 2003







                            ________________________

                    FEDERAL TRUST CORPORATION PROXY STATEMENT
                       312 West First Street, Suite 400 o
                             Sanford, Florida 32771

                   FEDERAL TRUST CORPORATION - REVOCABLE PROXY
                       2003 ANNUAL MEETING OF SHAREHOLDERS

This Proxy is being solicited on behalf of the Board of Directors.

The undersigned hereby appoints James V. Suskiewich and George W. Foster, and each of them with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of Federal Trust Corporation common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at Springhill Suites, 201 North Towne Road, Sanford, Florida 32771 on May 23, 2003, at 10:00 a.m., and at any and all adjournments.

The undersigned may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation or duly executed Proxy bearing a later date to Federal Trust or by attending the Annual Meeting and voting in person.

     INSTRUCTION: Indicate your voting instructions by marking the appropriate boxes.

                                                                                                 WITHHOLD
                                                                                     FOR        AUTHORITY
                                                                                     ---        ---------
   PROPOSAL I:  The election of one Class I director, Kenneth W. Hill                [ ]            [ ]

                                                                             FOR          AGAINST          ABSTAIN
                                                                             ---          -------          -------
   PROPOSAL II: The  ratification  of Hacker,  Johnson & Smith,
   P.A.,  as  the   independent   auditors  for  Federal  Trust              [ ]            [ ]              [ ]
   Corporation for the fiscal year ending December 31, 2003.

                                                                             FOR          AGAINST          ABSTAIN
                                                                             ---          -------          -------
   PROPOSAL  III:  The  adjournment  of the  Annual  Meeting to
   solicit  additional  proxies  in the  event  there  are  not              [ ]            [ ]              [ ]
   sufficient votes to approve any of Proposals I or II.

IN THEIR DISCRETION THE PROXY HOLDER(S) ARE AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before this Annual Meeting or at any adjournment.

NOTE: When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. Unless contrary direction is given, this proxy will be voted FOR the proposals listed.

------------------------
|                      |        X______________________  ______________________
|                      |           Signature                     Date
|       [Label]        |
|                      |        X______________________  ______________________
|                      |           Signature if held jointly     Date
------------------------

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person. The undersigned acknowledges receipt from Federal Trust Corporation, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement dated April 21, 2003, and the 2002 Annual Report.